                                LEHMAN BROTHERS
                                 CORE BOND FUND


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                   LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES

                   PROSPECTUS JUNE 10, 2005





                   LEHMAN BROTHERS ASSET MANAGEMENT

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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    CONTENTS

    LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES

    Lehman Brothers Core Bond Fund........................................1

    YOUR INVESTMENT

    Eligible Accounts.....................................................8

    Maintaining Your Account..............................................8

    Market Timing Policy..................................................9

    Buying Shares........................................................11

    Selling Shares.......................................................12

    Share Prices.........................................................13

    Distributions and Taxes..............................................14

    Fund Structure.......................................................15

THIS FUND:

o  is designed for investors seeking current income and capital appreciation

o offers you the opportunity to participate in financial markets through a professionally managed bond portfolio

o carries certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.

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             (C)2005 Lehman Brothers Asset Management LLC. All rights reserved.

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LEHMAN BROTHERS CORE BOND FUND                         Ticker Symbol:  LBCLX
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GOAL & STRATEGY

The fund seeks to maximize total return through a combination of income and capital appreciation.

To pursue this goal, the fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment-grade.

Under normal market conditions, the fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues -- corporate bonds, commercial paper or bonds secured by assets such as home mortgages -- generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch, Inc. The fund also considers all bonds issued by the U.S. Government and its agencies to be high quality, although in highly unusual circumstances such bonds may present credit risk.

The investment manager considers three principal factors in managing the fund's investments:

o  the current level of and expected changes in interest rates

o  the relative attractiveness of the different sectors of the bond market:
   U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

o  individual issue selection criteria.

INTEREST RATE STRATEGY. The manager seeks to protect the value of the fund's bonds from interest rate increases -- and capture the gain in value when interest rates fall -- by managing the fund's average duration against that of the overall U.S. bond market.

The duration of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. The fund's duration will normally vary up to one year from the average. The duration will be shorter than the market average if the manager's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend -- that rates will fall and prices will rise. The fund may deviate up to two years from the bond market's average duration, although the manager does not anticipate extending that far except in the most extreme circumstances.

The manager considers a combination of three key factors in its analysis of the future course of interest rates:

o  pace of economic activity

o  U.S. monetary policy

o  public's expectations for inflation.

Generally, interest rates will rise and bond prices will fall with a growing economy, when the Federal Reserve raises interest rates, or with a rising inflation rate. Interest rates will fall and bond prices will rise with an opposite combination of factors.

                                        1
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SECTOR SELECTION. The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the fund to earn more than usual for bonds at a given level of risk. As the manager monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION. When making investment decisions, the manager examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. The manager seeks to assure that the fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

DURATION AND MATURITY

DURATION IS A MEASURE OF A BOND INVESTMENT'S SENSITIVITY TO CHANGES IN INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS.

TYPICALLY, WITH A 1% CHANGE IN INTEREST RATES, AN INVESTMENT'S VALUE MAY BE EXPECTED TO MOVE IN THE OPPOSITE DIRECTION APPROXIMATELY 1% FOR EACH YEAR OF ITS DURATION.

BOND RATINGS

MOST LARGE ISSUERS OBTAIN CREDIT RATINGS FOR THEIR BONDS FROM ONE OR MORE INDEPENDENT RATING AGENCIES, ALTHOUGH MANY BONDS OF ALL QUALITY LEVELS REMAIN UNRATED.

THE FUND CONSIDERS BONDS RATED IN THE TOP FOUR CATEGORIES OF CREDIT QUALITY BY AT LEAST ONE RATING AGENCY (AND UNRATED BONDS DEEMED BY THE MANAGER TO BE OF COMPARABLE QUALITY) TO BE INVESTMENT GRADE.

                                        2
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MAIN RISKS

Most of the fund's performance depends on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this interest rate risk will increase with any increase in the fund's duration.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Over time, the fund may produce lower returns than stock investments and less conservative bond investments. Although the fund's average return has out-paced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

The fund normally executes an above-average amount of fixed income trading. Its annual portfolio turnover rate typically exceeds 300%, and in some years may exceed 400%. A portfolio rate of 300% is equivalent to the fund buying and selling all of the securities in its portfolio three times in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders may be taxed on the distributions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS.

THE USE OF CERTAIN DERIVATIVES TO HEDGE INTEREST RATE RISK COULD AFFECT FUND PERFORMANCE IF INTEREST RATES, OR THE DERIVATIVES, DO NOT PERFORM AS EXPECTED.

WHILE THE FUND MAY HOLD SECURITIES THAT CARRY U.S. GOVERNMENT GUARANTEES, THESE GUARANTEES DO NOT EXTEND TO SHARES OF THE FUND ITSELF AND DO NOT GUARANTEE THE MARKET PRICE OF THE SECURITIES. SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES MAY NOT BE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. TREASURY; SOME ARE BACKED ONLY BY THE ISSUING ENTITY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM DEBT INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                                        3
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PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on fund distributions or on the redemption of fund shares at a gain. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR*
                                    [CHART]

 1996     1997     1998     1999     2000     2001     2002     2003     2004
------   ------   ------   ------   ------   ------   ------   ------   ------
  3.15     9.16     7.65    -0.57    10.07     7.53     9.62     4.14     4.64

Best quarter: Q3 '01, 4.44%
Worst quarter: Q2 '04, -2.19%


AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/04*

                                                SINCE INCEPTION
                                 1 YEAR 5 YEARS    10/1/1995
                -----------------------------------------------
                Core Bond Fund
                -----------------------------------------------
                Return Before
                Taxes             4.64   7.17        6.32
                -----------------------------------------------
                Return After
                Taxes on
                Distributions     2.95   4.96        4.04
                -----------------------------------------------
                Return After
                Taxes on Sale of
                Fund Shares       3.19   4.83        4.01
                -----------------------------------------------
                Lehman Brothers
                Aggregate Bond
                Index             4.34   7.71        6.88

*The fund is the successor to the Ariel Premier Bond Fund. The year-by-year and average annual total return data are those of the Ariel Premier Bond Fund Institutional Class, the predecessor of the fund's Lehman Brothers Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTION:

THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX THAT REPRESENTS THE INVESTMENT GRADE BOND MARKET. IT IS COMPOSED OF SECURITIES FROM THE LEHMAN BROTHERS TREASURY, GOVERNMENT-RELATED, CORPORATE AND SECURITIZED INDICES.

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE, IF ANY SHOULD OCCUR. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND, AND INCLUDE ALL FUND EXPENSES.

THE TABLE COMPARES THE FUND'S RETURN TO THOSE OF A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES, BUT THE INDEX DOES NOT INCLUDE COSTS OF MAKING INVESTMENTS OR ANY TAX CONSEQUENCES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 888-556-9030. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A 30-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN.

                                        4
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INVESTOR EXPENSES

The fund does not charge you any fees for buying or selling shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

                  SHAREHOLDER FEES                        NONE

                  ANNUAL OPERATING EXPENSES
                  (% OF AVERAGE NET ASSETS)

                  These are deducted from fund assets,
                  so you pay them indirectly

                            Management fees*              0.40%

                  PLUS:     Distribution (12b-1) fees     None

                            Other expenses**              0.30%
                  ----------------------------------------------
                  EQUALS:   Total annual operating
                            expenses                      0.70%
                  ----------------------------------------------
                  MINUS:    Expense Reimbursement         0.25%
                  ----------------------------------------------
                  Equals:   Net Expenses***               0.45%

  *"Management fees" includes investment management and administration fees.

 **"Other expenses" are based on estimated amounts for the current fiscal year.

***Neuberger Berman Management Inc. ("NBMI") has contractually agreed to reimburse certain expenses of the fund through 10/31/2015, so that the total annual operating expenses of the fund are limited to 0.45% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 0.45% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

   NBMI has voluntarily agreed to waive its investment management fee in the amount of 0.20% of the fund's average net assets through 10/31/2006. As a result of this waiver, the investment management fee of the fund will be limited to 0.05% of its average net assets.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ----------------------------------------
                    Expenses  $46    $144    $252     $567

                                        5
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MANAGEMENT

ANDREW A. JOHNSON, is a Managing Director of Lehman Brothers Asset Management LLC ("Sub-Adviser"). He joined the predecessor to the Sub-Adviser (Lincoln Capital Management Company) in 1989. Mr. Johnson is the co-head of investment grade fixed income and lead portfolio manager for multiple core bond portfolios, including the Lehman Brothers Core Bond Fund. He is the Chief Investment Officer for investment grade strategies with responsibility for the overall direction of the investment process and research. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products Team. He is also a member of the Advisory Committee to the Sub-Adviser's Board of Directors and the Firm's Steering Committee. Prior to joining the Firm, he was a manager of financial planning and analysis at Illinois Bell. Previously, he had been an R&D engineer at Northrop Defense Systems Division. Mr. Johnson earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago. He serves on the Lehman Brothers Analytics Advisory Council and Index Advisory Council.

RICHARD W. KNEE, is a Managing Director and Board member of the Sub-Adviser. He joined the predecessor to the Sub-Adviser (Lincoln Capital Management Company) in 1983. Mr. Knee is the co-head of investment grade fixed income and lead portfolio manager with primary responsibility for full discretion portfolios, including the Lehman Brothers Core Bond Fund, and custom strategies. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Interest Rate Strategy team. He is also a member of the Firm's Steering Committee. Prior to 1983, he was a fixed income portfolio manager in the trust departments of both the Harris Bank and the First National Bank of Chicago. Mr. Knee graduated from the University of Notre Dame and has an MBA from the University of California at Berkeley.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities.

NEUBERGER BERMAN MANAGEMENT INC. is the fund's investment manager, administrator, and distributor. It engages the Sub-Adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of the Sub-Adviser. Neuberger Berman Management Inc. and the Sub-Adviser are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

For investment management services, the fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.25% of the fund's average daily net assets on the first $500 million; 0.225% on the next $500 million; 0.20% on the next $500 million; 0.175% on the next $500 million; and 0.15% over $2 billion. For administrative services provided to the Lehman Brothers Institutional Class of shares, the fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.15% of average daily net assets.

                                        6
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FINANCIAL HIGHLIGHTS

                                                                                                        SIX MONTHS
                                                                                                          ENDED
                                                                                                      MARCH 31, 2005
YEAR ENDED SEPTEMBER 30,                            2000      2001      2002      2003      2004       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of period            9.91       9.87     10.45     10.73     10.81         10.52

PLUS:        Income from investment
             operations

             Net investment income                  0.60       0.55      0.43      0.33      0.28          0.16

             Net gains/losses -- realized and
             unrealized                            (0.04)      0.58      0.38      0.24      0.11         (0.08)

             Subtotal: income from investment
             operations                             0.56       1.13      0.81      0.57      0.39          0.08

MINUS:       Distributions to shareholders

             Income dividends                       0.60       0.55      0.43      0.33      0.28          0.16

             Capital gain distributions               --         --      0.10      0.16      0.40          0.26

             Subtotal: distributions to
             shareholders                           0.60       0.55      0.53      0.49      0.68          0.42

EQUALS:      Share price (NAV) at end of
             period                                 9.87      10.45     10.73     10.81     10.52         10.18

RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------

The ratios show the fund's expenses and net investment income.


NET EXPENSES -- ACTUAL                              0.45       0.45      0.45      0.45      0.45          0.45/(1)/

NET INVESTMENT INCOME -- ACTUAL                     6.10       5.36      4.14      3.04      2.61          2.98/(1)/

OTHER DATA
------------------------------------------------------------------------------------------------------------------------------

Total return shows how an investment in the fund would have performed over each period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

TOTAL RETURN (%)                                    5.85      11.71      8.08      5.43      3.72          0.75/(2)/

NET ASSETS AT END OF PERIOD (IN MILLIONS OF
DOLLARS)                                           167.7      213.2     195.6     215.5     233.6          77.2

PORTFOLIO TURNOVER RATE (%)                          492        410       333       343       390           258/(2)/

All of the above figures are from the Institutional Class of the fund's predecessor fund, Ariel Premier Bond Fund. The figures for 2004 were obtained from the 2004 financial statements which were audited by KPMG LLP, the predecessor fund's independent registered public accounting firm. Prior years were obtained from financial statements audited by another accounting firm.
Their report, along with full financial statements, appears in the predecessor fund's most recent shareholder report. The figures for the six months ended March 31, 2005 are unaudited.

(1)  Annualized.

(2)  Not annualized.

                                                               7
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LEHMAN BROTHERS CORE BOND FUND

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 YOUR INVESTMENT
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ELIGIBLE ACCOUNTS

The fund offers its shares for purchase by investors directly and through investment providers. The fund has a minimum initial investment of $1 million.

The shares of the fund described in this prospectus are also available to qualified retirement plans, benefit plans and other accounts managed by Lehman Brothers and other investment providers.

The fees and policies outlined in this prospectus are set by the fund described in this prospectus and by Neuberger Berman Management Inc. However, most of the information you'll need for managing your investment will come from Lehman Brothers or from your investment provider. This includes information on how to buy and sell shares of the fund, investor services, and additional policies.

In exchange for the services it offers, Lehman Brothers and your investment provider may charge fees, which are generally in addition to those described in this prospectus.

MAINTAINING YOUR ACCOUNT

PURCHASING SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER

WHEN YOU BUY SHARES. Instructions for buying shares directly are under "Buying Shares." See "Investment Providers" if you are buying shares through Lehman Brothers or an investment provider. Whenever you make an initial investment in the fund or add to an existing account, you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars.

Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the fund's transfer agent has received your wire or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. Normally, for the fund, dividends are first earned or accrued the day after your purchase order is received.

WHEN YOU SELL SHARES. If you bought your shares directly, instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through Lehman Brothers or through an investment provider. You can place an order to sell some or all of your shares at any time. Fund investors will receive the dividends earned and accrued by the fund on the day they sell their shares.

In some cases, when you purchase shares directly or from an investment provider, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees").

If your account falls below the minimum initial investment level of $1 million, the fund has the right to request that you bring the balance back up to the minimum. If you have not done so within 60 days, we may close your account and send you the proceeds by wire. Fund shareholders as of the opening of regular trading on the New York Stock Exchange ("Exchange") on June 10, 2005, may continue to hold and buy fund shares.

The fund reserves the right to pay in kind for redemptions. The fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the fund's shareholders as a whole. Investors are urged to call 888-556-9030 before effecting any large redemption.

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MARKET TIMING POLICY

Frequent purchases and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any purchase order or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes efforts to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

STATEMENTS AND CONFIRMATIONS. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

PLACING ORDERS BY TELEPHONE. Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

The proceeds from shares sold are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed.

There is no sales charge or commission paid for investment in fund shares. The fund does not issue certificates for shares.

OTHER POLICIES. Under certain circumstances, the fund reserves the right to:

o  suspend the offering of shares

o  reject any purchase order

o  suspend the telephone order privilege

o suspend or postpone your right to sell fund shares, or postpone payments or redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC

o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

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SIGNATURE GUARANTEES

YOU MAY NEED A SIGNATURE GUARANTEE WHEN YOU PURCHASE SHARES DIRECTLY OR FROM AN INVESTMENT PROVIDER. A SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A SIGNATURE GUARANTEE.

INVESTMENT PROVIDERS

THE SHARES OF THE FUND AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU'LL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.

INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF OR AS OUR AGENT) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS.

PORTFOLIO HOLDINGS POLICY

A DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. THE COMPLETE PORTFOLIO HOLDINGS FOR THE FUND ARE AVAILABLE AT HTTP://WWW.NB.COM/IND/MUTUAL_FUNDS/PROSPECTUSES/ 15-30 DAYS AFTER EACH MONTH-END. THE FUND'S COMPLETE PORTFOLIO HOLDINGS WILL REMAIN AVAILABLE UNTIL A REPORT ON FORM N-Q OR FORM N-CSR INCLUDING THE DATE OF THE POSTED INFORMATION HAS BEEN FILED WITH THE SEC.

--------------------------------------------------------------------------------

BUYING SHARES

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through Lehman Brothers or an investment provider should contact them for instructions.

METHOD       THINGS TO KNOW                             INSTRUCTIONS
-------------------------------------------------------------------------------------------------
WIRING MONEY The minimum initial purchase amount for    Before wiring any money, call
             this fund is $1 million; if your balance   888-556-9030 for an order confirmation
             should fall below this amount for a
             substantial period of time, we reserve the Have your financial institution send your
             right to request that you bring your       wire to State Street Bank and Trust
             balance back up to the minimum. If you     Company
             have not done so within 60 days, we may
             close your account and send you the        Include your name, the fund name, your
             proceeds by mail                           account number and other information
                                                        as requested
             Fund shareholders as of the opening of
             regular trading on the Exchange on June
             10, 2005, may continue to hold and buy
             fund shares.
-------------------------------------------------------------------------------------------------
BY TELEPHONE We do not accept phone orders for an       Call 888-556-9030 to notify us of your
             initial investment                         purchase

             Additional shares will be purchased upon   Immediately follow up with a wire
             receipt of your money by our transfer
             agent

             Not available on retirement accounts
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELLING SHARES

METHOD                THINGS TO KNOW                              INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------
SENDING US A LETTER   We will wire the proceeds to the bank       Send us a letter requesting us to sell
                      account designated on your application.     shares signed by all registered owners;
                                                                  include your name, account number, the
                      You may need a signature guarantee          fund name, the dollar amount or number
                                                                  of shares you want to sell, and any other
                      Please also supply us with your e-mail      instructions
                      address and daytime telephone number
                      when you write to us in the event we need   If regular first-class mail, send to:
                      to reach you                                Lehman Brothers Funds
                                                                  Boston Service Center
                                                                  P.O. Box 8403
                                                                  Boston, MA 02266-8403

                                                                  If express delivery, registered mail, or
                                                                  certified mail, send to:
                                                                  Lehman Brothers Funds
                                                                  c/o State Street Bank and Trust Company
                                                                  66 Brooks Drive
                                                                  Braintree, MA 02184-3839
-------------------------------------------------------------------------------------------------------------
SENDING US A FAX      For amounts of up to $250,000               Write a request to sell shares as described
                                                                  above
                      Not available if you have changed the
                      address on the account in the past 15 days  Call 888-556-9030 to obtain the appropriate fax number
-------------------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER All phone orders to sell shares must be for Call 888-556-9030 to place your order at least $1,000 unless you are closing out
                      an account                                  Give your name, account number, the
                                                                  fund name, the dollar amount or number
                      Not available if you have declined the      of shares you want to sell, and any other
                      phone option                                instructions

                      Not available if you have changed the
                      address on the account in the past 15 days
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARE PRICES

Because shares of the fund do not have a sales charge, the price your account pays for each share of the fund is the net asset value per share. Similarly, because the fund does not charge any fee for selling shares, the fund pays the full share price when your account sells shares. Remember that your investment provider may charge fees for its investment management services.

The fund is open for business every day the Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, a fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Neuberger Berman Management Inc. will process purchase orders when received on the basis of an arrangement that you will make payment on the same day by the close of the Exchange. The fund and Neuberger Berman Management Inc. reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.

In addition, for the fund to process your request, it must be in "good order." Good order means that you have provided sufficient information to process your request as outlined in this prospectus.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

SHARE PRICE CALCULATIONS

THE PRICE OF LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES OF THE FUND IS THE TOTAL VALUE OF FUND ASSETS ATTRIBUTABLE TO LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES OUTSTANDING. THE SHARE PRICE OF THE FUND TYPICALLY CHANGES EVERY BUSINESS DAY.

WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES BID QUOTATIONS. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE QUOTATIONS UNRELIABLE. WHEN THE FUND BELIEVES A QUOTATION DOES NOT REFLECT A SECURITY'S CURRENT MARKET VALUE, THE FUND WILL SUBSTITUTE FOR THE QUOTATION A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY ITS TRUSTEES. THE FUND WILL ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED BY THE FUND IF THE EXCHANGE ON WHICH A FIXED INCOME SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF THE TRUSTEES' DESIGNEE INSTEAD OF BEING DETERMINED BY MARKET PRICES.

--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund declares income dividends daily and pays them monthly. The fund makes any capital gain distributions once a year (in December).

Consult your investment adviser about whether distributions from the fund to your account will be reinvested in additional shares of the fund or paid to your account in cash. Although fund distributions are actually made to the investment provider that holds the fund shares on your behalf, the following discussion describes distributions made to you and their tax consequences because you are the shares' beneficial owner.

HOW DISTRIBUTIONS ARE TAXED. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

In general, a portion of the income dividends from the fund may be free from state and local income taxes. However, if you are a high-income individual who would owe comparatively little in federal income tax, some of your fund dividends may be subject to the federal alternative minimum tax. In addition, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of that tax.

HOW SHARE TRANSACTIONS ARE TAXED. When you sell (redeem) fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts and plans. Any capital gain an individual shareholder recognizes on a redemption of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

--------------------------------------------------------------------------------

TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE IRS TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF THE APPROPRIATE TAXPAYER IDENTIFICATION NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (DIRECTLY OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 888-556-9030.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF LEHMAN BROTHERS INSTITUTIONAL CLASS OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES OF THE FUND JUST BEFORE IT MAKES A CAPITAL GAIN DISTRIBUTION, YOU'LL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU'RE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT ACCOUNT OR PLAN, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.

FUND STRUCTURE

The fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Lehman Brothers Institutional Class shares of the fund, which is a series of Neuberger Berman Income Funds.

                 (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

NEUBERGER BERMAN INCOME FUNDS

LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES
o  No load, sales charges or 12b-1 fees.

If you'd like further details on the fund, you can request a free copy of the following documents:

SHAREHOLDER REPORTS. Published twice a year, the shareholder reports offer information about each fund's recent performance, including:
o  a discussion by the portfolio manager about strategies and market conditions
o  fund performance data and financial statements
o  complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more comprehensive information on the fund, including:
o  various types of securities and practices, and their risks
o  investment limitations and additional policies
o  information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: LEHMAN BROTHERS ASSET MANAGEMENT LLC

OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Institutional Support Services: 888-556-9030
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

SEC file number 811-3802
F0259 06/05